UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 5, 2014

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 5, 2014, Ironclad Performance Wear Corporation issued a press release regarding its financial results for the fourth quarter and the fiscal year ended December 31, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call will be held at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on March 5, 2014, hosted by Jeffrey Cordes, Chief Executive Officer, and Tom Kreig, Senior Vice President of Finance, who will be joined by other members of management, to discuss the fourth quarter and full-year’s results for 2013.

To participate in the conference call, interested parties should dial (877) 941-4774 five to ten minutes prior to the start time. International callers should dial 1+ (480) 629-9760 five to ten minutes prior to the start time. If you are unable to participate in the live call, a replay will be available from March 5th at 7:30 p.m. Eastern Time through 11:59 p.m. Eastern Time on March 19, 2014. To access the replay, dial (877) 870-5176 (passcode: 4670907). International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Fourth Quarter and Fiscal Year 2013 Results” dated March 5, 2014.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: March 5, 2014	By:	/s/ Thomas Kreig
Thomas Kreig,
Senior Vice President of Finance